Exhibit 99.1

Deep Isolation Appoints Nuclear Industry Veteran Ralph L. Hunter to its Board of Directors

Hunter brings extensive experience in nuclear project development, financing, and operations as Deep Isolation advances its innovative nuclear waste disposal technology

BERKELEY, CA, January 23, 2026 – Deep Isolation Nuclear, Inc. (“Deep Isolation” or the “Company”), a leading innovator in nuclear waste disposal technology, today announced the appointment of Ralph L. Hunter to the Company’s Board of Directors, effective immediately.

Mr. Hunter brings more than 35 years of experience in the nuclear power generation industry to Deep Isolation. He is Chairman and CEO of RC Nuclear Consultants, LLC, advising investors, data center developers, technology companies, and power offtakers on financing, siting, licensing, technology selection, and operations across the advanced nuclear landscape.

Previously, Mr. Hunter led Orion Nuclear Energy Corporation, a global nuclear development company focused on small modular, advanced, and micro-reactor projects. Before that, he served as President and Chairman of Constellation Generation Development, LLC, where he oversaw Constellation Energy Generation’s nuclear development activities worldwide. His prior roles also include Executive Vice President and Representative Director of JExel Nuclear Company – a joint venture between Japan Atomic Power Company and Constellation Energy Generation – and board service at Rolls-Royce SMR Limited. Earlier in his career, Hunter held senior leadership positions at Burns and Roe Group and Westinghouse Electric Company LLC.

Mr. Hunter has played a significant role in shaping international nuclear policy and trade, serving as Chair of the U.S. Civil Nuclear Trade Advisory Committee (CINTAC) and Co-Chair of the U.S.–Japan Business Council’s nuclear working group. He holds bachelor’s and master’s degrees in nuclear engineering from the University of Florida and is a certified Project Management Professional.

“Deep Isolation is developing a solution to address nuclear waste disposal, one of the most complex and consequential challenges in the energy sector,” said Hunter. “Having spent over 35 years in nuclear project development, financing, and operations – from traditional plants to next-generation technologies – I’m impressed by Deep Isolation’s technical rigor and expertise. Their deep borehole technology represents exactly the kind of practical innovation our industry needs. I look forward to working with the management team to help navigate the regulatory landscape and advance this vital technology toward commercialization.”

“Ralph brings an exceptional combination of technical expertise and business leadership that will be invaluable as Deep Isolation continues to advance its mission,” said Rod Baltzer, Deep Isolation’s President and CEO. “His extensive experience in nuclear project development, licensing, and international business positions him perfectly to guide our company through the complex regulatory and commercialization pathways ahead of us. His track record of successfully bringing nuclear technologies to market will be instrumental as we work to deliver safe, practical solutions for nuclear waste disposal.”

Hunter’s appointment comes at a pivotal moment for Deep Isolation following its recently announced successful completion of two Department of Energy (DOE) funded research projects – Project Savant and Project UPWARDS – focused on development of the world’s first disposal-ready Universal Canister System (UCS) for spent nuclear fuel and high-level radioactive waste from advanced reactors. Together, the projects advanced the technical design, safety case, and regulatory readiness of the UCS, demonstrating its potential to provide a standardized, flexible disposal pathway that can accommodate multiple reactor technologies while reducing cost, complexity, and long-term risk across the nuclear fuel cycle.

About Deep Isolation

Deep Isolation is the first company to undertake development of technologies for nuclear waste disposal in deep boreholes. Deep Isolation has commenced a planned three-year initiative to complete a full-scale, at-depth demonstration of its Universal Canister System and deep borehole solution, a critical milestone to the company’s commercialization strategy. When commercialized, Deep Isolation’s solution will offer a uniquely tailored solution to help countries identify, plan for and complete the necessary steps to dispose of their nuclear waste inventories. With 91 patents issued to date, Deep Isolation’s technology is being designed to leverage proven drilling practices to allow safe isolation of waste deep underground in horizontal, vertical, or slanted borehole repositories. Deep Isolation’s Universal Canister System was developed through a three-year project funded by the U.S. Department of Energy’s Advanced Research Projects Agency—Energy and is engineered to support integrated management of spent fuel and high-level waste from advanced reactors across storage, transportation and eventual disposal.

For more information, visit: deepisolation.com

Media Contact:

Sophie McCallum

media@deepisolation.com

Investor Contact:

Caldwell Bailey

InvestorRelations@deepisolation.com

Forward-Looking Statements

Statements contained in this news release that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our plans, objectives and expectations for our business, the future growth of our business and the nuclear energy and nuclear waste disposal industries as a whole, and future benefits expected to arise from our strategic partnerships. In certain cases, forward-looking statements can be identified by the use of words and phrases or variations of words and phrases or statements such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions. Forward-looking statements are based on management’s belief and assumptions, including current expectations and projections about future events and trends, and on information currently available to management.

Forward-looking statements in this or any other news release are subject to a number of risks, uncertainties, and assumptions that could cause actual results to be materially different from those expressed or implied by such forward-looking statements. Such risks, uncertainties, and assumptions are subject to a number of factors, including, among others: the failure of a market to develop for our deep borehole disposal solutions as quickly as we expect or at all; a failure of demand for our solution to develop sufficiently; regulatory and legal developments, including issues relating to obtaining regulatory approvals or permissions on the timelines we expect or at all; our lack of profitability; delays or failure in our initiative to complete a full-scale, at-depth demonstration of our Universal Canister System and our deep borehole solution; our failure to enter into contracts with customers or, once we do enter into contracts, to continue such contractual relationships or to receive new contract awards; our dependency on governmental contracts and awards; our failure to manage our growth effectively or to execute our business plan; a failure to sustain and expand relationships with governmental entities and strategic partners; failure in the assumptions or analyses we have used in supporting forecasts or plans; our inability to commercialize our products at scale; the development or deployment of other technologies or solutions supplanting or competing with our technologies; challenges to our intellectual property; failures to protect, maintain, enforce, and enhance our intellectual property, and claims by others of intellectual property infringement; political and public perceptions of nuclear energy, including perceptions as to accidents or other high-profile events involving nuclear power facilities or radioactive materials; our liquidity and ability to raise capital; any inability to control operating and project costs and project delays or other project-related problems; security (including cybersecurity) breaches or disruptions; geopolitical, macroeconomic, domestic events or crises, including supply chain disruptions and other risks and uncertainties outside of our control; weather and effects of climate change; and litigation or legal proceedings that may be brought against us.

The foregoing is not an exhaustive list of all the factors that may cause any forward-looking statements to prove inaccurate or our actual results to differ materially from our expectations and forecasts. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements, and we cannot guarantee future results, performance, or achievements. Accordingly, readers should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements for any reason after the date of this release or to conform these statements to actual results or revised expectations, except as required by law.

Additional information concerning the factors above and other factors will be found in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the sections titled “Forward-Looking Statements” and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 14, 2025 and in filings with the SEC that will be made. The Company’s SEC filings are available free of charge at www.sec.gov filed or upon written request to Deep Isolation Nuclear at InvestorRelations@deepisolation.com.

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